                             LETTER OF TRANSMITTAL

                         TO ACCOMPANY CERTIFICATES FOR
                             SHARES OF COMMON STOCK
                              SURRENDERED FOR CASH
                             PURSUANT TO THE MERGER
                                       OF

                             KCI ACQUISITION CORP.
                                      INTO
                            VALLEY FORGE CORPORATION
                                  DEPOSITARY:
                             SUNTRUST BANK, ATLANTA

       BY MAIL:                BY HAND:
SunTrust Bank, Atlanta  SunTrust Bank, Atlanta
    P.O. Box 4625         58 Edgewood Avenue
  Atlanta, GA 30302            Room 225
                          Atlanta, GA 30303

                             BY OVERNIGHT COURIER:

                             SunTrust Bank, Atlanta
                               58 Edgewood Avenue
                                    Room 225
                               Atlanta, GA 30303

                             CONFIRM BY TELEPHONE:
                                  800-568-3476

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by stockholders of Valley Forge Corporation either if certificates evidencing shares of Common Stock (as defined below) are to be forwarded herewith or if a surrender of such certificates is to be made by book-entry transfer to the account of SunTrust Bank, Atlanta, as Depositary (the "Depositary"), at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth below. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

/ /  CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

    Name(s) of Institution _____________________________________________________

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

-------------------------------------------------------------------------------------------

                     DESCRIPTION OF SHARES OF COMMON STOCK SURRENDERED
-------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)           CERTIFICATE(S) SURRENDERED
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON  ATTACH ADDITIONAL SIGNED LIST IF
                     CERTIFICATE(S))                                   NECESSARY)
-------------------------------------------------------------------------------------------
                                                                             TOTAL NUMBER OF
                                                                                 SHARES
                                                              CERTIFICATE     EVIDENCED BY
                                                              NUMBER(S)*     CERTIFICATE(S)*
                                                            -------------------------------

                                                            -------------------------------

                                                            -------------------------------

                                                            -------------------------------
                                                             TOTAL SHARES
-------------------------------------------------------------------------------------------
 * Need not be completed by stockholders delivering shares of Common Stock by book-entry transfer.
-------------------------------------------------------------------------------------------

                       NOTE: SIGNATURES MUST BE PROVIDED.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    In connection with the merger (the "Merger") of KCI Acquisition Corp., a Delaware corporation ("KCI") and a direct wholly-owned subsidiary of Key Components, LLC, a Delaware limited liability company (the "Parent"), into Valley Forge Corporation, a Delaware corporation (the "Company"), pursuant to the Agreement and Plan of Merger, dated as of December 2, 1998, as amended by Amendment No. 1, dated as of December 28, 1998 (collectively, the "Merger Agreement"), among KCI, the Parent and the Company, which Merger became effective on January 19, 1999 (the "Effective Time"), with the Company becoming the surviving corporation, the undersigned herewith surrenders the above-described certificate(s), which prior to the Effective Time represented shares of the Common Stock, par value $.50 per share, of the Company, to be exchanged for cash in the amount of $19.00 per share net to the seller in cash without interest thereon (the "Merger Consideration"), pursuant to the Merger Agreement. By delivery of this Letter of Transmittal to the Depositary, the undersigned hereby forever waives its right to demand appraisal of the fair value of the shares pursuant to Section 262 of the General Corporation Law of the State of Delaware; if demand for appraisal has been filed with respect to any shares formerly represented by the certificate(s), the undersigned hereby withdraws such demand and agrees that the fair value of such shares is no more than $19.00 per share.

    The undersigned hereby represents and warrants that it has full power and authority to surrender the certificate(s), free and clear of all liens, restrictions, charges, claims and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by the Depositary or the Company in connection with the surrender of the certificate(s). All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the dissolution, death or incapacity of the undersigned.

    The undersigned understands that surrender is not made in acceptable form until receipt by the Depositary of this Letter of Transmittal, or facsimile hereof, duly completed and signed, together with all accompanying evidences of authority in form satisfactory to the Company (which may delegate power in whole or in part to the Depositary). All questions as to validity, form and eligibility of any surrender of certificate(s) hereunder will be determined by the Company (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding. Neither the Company nor the Depositary shall be obligated to give notice of any defects or irregularities in any Letter of Transmittal, and neither Company nor the Depositary shall incur any liabilities for failure to give such notice.

    The undersigned understands that payment for surrendered certificate(s) will be made as promptly as practicable after the surrender of the certificate(s) is made in acceptable form.

    Please issue and deliver the check in payment for the shares surrendered pursuant to this Letter of Transmittal to the undersigned at the address specified as shown above under "Description of Certificates of Common Stock Surrendered," unless otherwise indicated under "Special Payment Instructions" or "Special Delivery Instructions," below.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 7)

To be completed ONLY if the check for the Merger Consideration for certificates surrendered is to be issued in the name of someone other than the undersigned.

Issue Check to:
Name ___________________________________________________________________________
                                 (PLEASE PRINT)
Address ________________________________________________________________________
                                                              (INCLUDE ZIP CODE)

---------------------------------------------------

(Recipient's Tax Identification or Social Security No.)
(See Substitute W-9 on page 7)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 7)

To be completed ONLY if the check for the Merger Consideration for certificates surrendered is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares of Common Stock Surrendered."

Issue Check to:

Name ___________________________________________________________________________
                                 (PLEASE PRINT)

Address ________________________________________________________________________
                                                              (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------

                                   IMPORTANT
                            STOCKHOLDERS: SIGN HERE
                 (ALSO COMPLETE SUBSTITUTE FORM W-9 ON PAGE 7)

  ____________________________________________________________________________

  ____________________________________________________________________________
                         (SIGNATURES OF STOCKHOLDER(S))

  Dated: _________________

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4.)

  NAME(S) ____________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  CAPACITY (Full Title) ______________________________________________________

  ADDRESS  ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                                           (INCLUDE ZIP CODE)

  AREA CODE AND TELEPHONE NUMBER _____________________________________________

  TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER _______________________________
                                          (See Substitute Form W-9 on Page 7)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 4)
                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
             PLACE MEDALLION GUARANTEE OVER THE BELOW INFORMATION.

  Authorized Signature(s) ____________________________________________________

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Name of Firm _______________________________________________________________

  Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. SIGNATURE GUARANTEE. No signature guarantee on this Letter of Transmittal is required if (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of certificates surrendered herewith, unless such holder(s) have completed either the box entitled "Special Delivery Instructions" or "Special Payment Instructions" on this Letter of Transmittal) or (ii) such certificates are surrendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith, or if certificates are to be surrendered pursuant to the procedures for delivery by book-entry transfer. Certificates or timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") into the Depositary's account at the Book-Entry Transfer Facility of all certificates surrendered by book-entry transfer, as well as a Letter of Transmittal (or manually signed facsimile hereof) properly completed and duly executed with all required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at the address set forth herein. If certificates are forwarded to the Depositary in multiple deliveries, this Letter of Transmittal (or manually signed facsimile hereof) properly completed and duly executed with all required signature guarantees must accompany each such delivery.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY.

    No alternative, conditional or contingent surrender of certificates will be accepted. All stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their certificates for payment.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Certificates of Common Stock Surrendered" is inadequate, the certificate numbers, the number of shares evidenced by such certificates should be listed on a separate signed schedule and attached hereto.

    4. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the certificates surrendered hereby, the signature(s) must correspond with the name(s) as written on the certificates without alteration, enlargement or any other change whatsoever.

    If any of the certificates surrendered hereby are held of record by two or more holders, all such holders must sign this Letter of Transmittal.

    If any of the certificates surrendered hereby are registered in names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the certificates surrendered hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made in the name of a person other than the registered holder(s), in which case the certificate(s) surrendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates surrendered hereby, the certificates surrendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to KCI of such person's authority to so act must be submitted.

    5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Merger Consideration for all certificates surrendered hereby is to be issued in the name of a person other than the person signing this Letter of Transmittal, or to the person(s) signing this Letter of Transmittal but at an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, KCI will pay or cause to be paid any stock transfer taxes with respect to the surrendered certificates. If, however, payment of the Merger Consideration is to be made to a person other than the registered holder(s), or if surrendered certificates are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the amounts due for the certificates, unless evidence satisfactory to KCI of the payment of such taxes or exemption therefrom is submitted.

    7. SUBSTITUTE FORM W-9. Each stockholder is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the stockholder's social security or federal employer identification number, and with certain other information, on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that the stockholder is not subject to backup withholding of federal income tax. If a stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box (Part 2) of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the stockholder to 31% federal income tax withholding on the payment of the Merger Consideration for all certificates surrendered by such stockholder. The box in Part 3 of the Substitute Form W-9 may be checked if the stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with the TIN within 60 days, the Depositary will withhold 31% on all payments of the Purchase Price to such stockholder until a TIN is provided to the Depositary.

    8. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing shares has been lost, destroyed or stolen, the stockholder should promptly notify SunTrust Bank, Atlanta at (800) 568-3476. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Depositary at the addresses set forth on the first page of this Letter of Transmittal. Additional copies of this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Depositary at the addresses set forth on the first page of this Letter of Transmittal or from brokers, dealers, commercial banks or trust companies.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a stockholder whose certificates are surrendered for payment of the Merger Consideration is required to provide the Depositary (as payer) with such stockholder's current TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder or other payee with respect to shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual or a foreign entity to qualify as an exempt recipient, that stockholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that stockholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made to a stockholder or other payee with respect to certificates surrendered, the stockholder is required to notify the Depositary of the stockholder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (1) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the certificates surrendered hereby. If the certificates are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

 SUBSTITUTE FORM W-9          PART 1--PLEASE PROVIDE YOUR TIN IN -------------------------
 DEPARTMENT OF THE TREASURY   THE BOX AT RIGHT AND CERTIFY BY    Social Security Number or
 INTERNAL REVENUE SERVICE     SIGNING AND DATING BELOW.          Employer Identification,
                                                                          Number
 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION
 NUMBER ("TIN")
                              PART 2--CERTIFICATION--Under Penalties of Perjury, I Certify
                              that:
 (1)    the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

 (2)    I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATE INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to back up with holding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to back up with holding you received another notification from the IRS stating that you are no longer subject to back up with holding, do not cross out item (2).
                                                                         PART 3--
                                                                       Awaiting TIN
 SIGNATURE   DATE                                                           / /

 NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31%
        OF ALL REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE
        ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
        SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
         THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.
                  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
 Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 31 percent of all reportable payments made to me will be withheld but such amounts will be refunded to me if I then provide a taxpayer identification number within
 60 days.

 -------------------------------------------------
 -------------------------
 Signature                                                                 Date